UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2012

HYPERION THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35614	61-1512713
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 200

South San Francisco, California 94080

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 745-7802

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 26, 2012, Hyperion Therapeutics, Inc. (the “Company”) entered into a secured promissory note (the “Note”) with Silicon Valley Bank (the “Lender”) in the principal amount of $2,500,000. The Note was issued pursuant to the terms of the Loan and Security Agreement, dated April 19, 2012. The principal amount outstanding for the loan accrues interest at a per annum rate equal to the greater of (i) 8.88% and (ii) the Treasury Rate, as defined in the Loan and Security Agreement, on the date the loan is funded plus 8.50%, with interest only payments for the period of 9 months from the date the loan is funded. The loan is then payable in equal monthly principal payments plus interest over a period of 27 months from the date the loan is funded.

In connection with the Loan and Security Agreement, the Company granted a security interest in all of its assets, except intellectual property. The Company’s obligations to the Lender includes restrictions on borrowing, asset transfers, placing liens or security interest on its assets including the Company’s intellectual property, mergers and acquisitions and distributions to stockholders. The Loan and Security Agreement also requires the Company to provide the Lender monthly financials and compliance certificate within 30 days of each month end, annual audited financials within 180 days of each fiscal year-end and annual approved financial projections. The Company also issued warrants to the Lender to purchase a total of 8,408 shares of common stock with an exercise price of $5.05 per share. The Loan and Security Agreement requires immediate repayment of amounts outstanding upon an event of default, which includes events such as a payment default, a covenant default or the occurrence of a material adverse change.

The above summary is qualified in its entirety by reference to the Form of Secured Promissory Note and the Loan and Security Agreement, which are filed as Exhibits 4.8 and 10.24, respectively, to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed May 24, 2012, each of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Secured Promissory Note (incorporated by reference to Exhibit 4.8 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed with the Commission on May 24, 2012.)

10.2	Loan and Security Agreement by and among the Company, Silicon Valley Bank and the Lenders listed therein, dated April 19, 2012 (incorporated by reference to Exhibit 10.24 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed with the Commission on May 24, 2012.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2012	Hyperion Therapeutics, Inc.

	By:	/s/ Jeffrey S. Farrow
Jeffrey S. Farrow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Secured Promissory Note (incorporated by reference to Exhibit 4.8 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed with the Commission on May 24, 2012.)

10.2	Loan and Security Agreement by and among the Company, Silicon Valley Bank and the Lenders listed therein, dated April 19, 2012 (incorporated by reference to Exhibit 10.24 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed with the Commission on May 24, 2012.)